FORM OF EQUITY GRANT AGREEMENT, NONQUALIFIED STOCK OPTION PROFIRE ENERGY, INC. [2014/2023] EQUITY INCENTIVE PLANS NOTICE OF STOCK OPTION GRANT You have been granted the following option to purchase Shares of Profire Energy, Inc. (the “Company”): Name of Participant: Total Number of Shares Granted: Type of Option: Non-Incentive Stock Option Exercise Price Per Share: $ Date of Grant: Date Exercisable: This Option shall vest equally over a period of three years from the Date of Grant. Vesting shall occur on the anniversary date of the Date of Grant, with one- third of the total shares vesting on the first three anniversaries of the Date of Grant. Vesting is contingent upon Holder’s continued employment (or service in the case of a non-employee grantee) with the Company on each applicable vesting date. Except as otherwise provided in the [2014/2023] Equity Incentive Plan or the Non-Qualified Stock Option Agreement, any Option that has not vested at the time Holder’s employment (or service in the case of a non-employee grantee) with the Company ceases shall be forfeited to the Company. Expiration Date: By your signature and the signature of the Company’s representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Profire Energy, Inc., [2014/2023] Equity Incentive Plan and the related Stock Option Agreement, both of which are made a part of this document. PARTICIPANT: PROFIRE ENERGY, INC. By: Title: Print Name

PROFIRE ENERGY, INC. STOCK OPTION AGREEMENT 1. Grant of Option. Profire Energy, Inc., a Nevada corporation (the “Company”) hereby grants Participant the option (the “Option”) to purchase all or any part of the number of shares (the “Shares”) of Common Stock of the Company at the exercise price set forth in the Notice of Stock Option Grant, subject to the terms and conditions of this Stock Option Agreement (the “Agreement”) and the Profire Energy, Inc., [2014/2023] Equity Incentive Plan (the “Plan”). In the event of any conflict between this Agreement and the Plan, the Plan will govern. By acceptance of this grant, Participant acknowledges receipt of a copy of the Prospectus for the Plan and agrees to the terms and conditions of the Plan and this Agreement. The Option will not be treated as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The Option shall terminate at the close of business four years from the date hereof (the “Expiration Date”). 2. Vesting of Option Rights. (a) Except as otherwise provided in this Agreement, all or part of this Option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant. (b) During the lifetime of Participant, the Option shall be exercisable only by Participant and shall not be assignable or transferable by Participant, other than by will or the laws of descent and distribution. During the lifetime of Participant, the Option shall be exercisable only by Participant and shall not be assignable or transferable by Participant, other than by will or the laws of descent and distribution. Notwithstanding the foregoing, Participant may transfer the Option to any family member (as such term is defined in the General Instructions to Form S-8 (or successor to such Instructions or such Form)), provided, however, that (i) Participant may not receive any consideration for such transfer, (ii) the family member must agree in writing not to make any subsequent transfers of the Option other than by will or the laws of the descent and distribution and (iii) the Company receives prior written notice of such transfer. 3. Exercise of Option after Death, Termination of Service. The Option shall terminate and may no longer be exercised if Participant’s Service terminates, except that: (a) If Participant’s Service terminates for any reason, voluntary or involuntary, with or without cause, other than Participant’s death or disability (within the meaning of Section 22(e)(3) of the Code), Participant may at any time within a period of 90 days after such termination exercise the Option to the extent the Option was exercisable by Participant on the date of the termination of Participant’s Service. (b) If Participant shall die while the Option is still exercisable according to its terms or if Participant’s Service terminates because Participant has become disabled (within the meaning of Section 22(e)(3) of the Code) while in the Service of the Company and Participant shall not have fully exercised the Option, such Option may be exercised at any time within 12 months after Participant’s death or date of termination of Service for disability by Participant, personal representatives or administrators or guardians of Participant, as applicable or by any person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, to the extent of the full number of Shares Participant was entitled to purchase under the Option on

(i) the earlier of the date of death or termination of Service or (ii) the date of termination for such disability, as applicable. (c) Notwithstanding the above, in no case may the Option be exercised to any extent by anyone after the Expiration Date. (d) For purposes of this Section 3, the term “Service” shall mean service as an employee, director or consultant. 4. Method of Exercise of Option. Subject to the foregoing, the Option may be exercised in whole or in part from time to time by serving written notice to the Company (through the Plan administrator or other means specified by the Company) stating the number of Shares to be purchased. The notice shall state the number of Shares as to which the Option is being exercised and shall be accompanied by payment of the exercise price. Such notice must be accompanied by payment in full of the exercise price for all Shares to be purchased by (i) cash, check (bank check, certified check or personal check) or money order payable to the order of the Company, (ii) delivery of unencumbered Shares previously acquired by Participant having a Fair Market Value (as defined in the Plan) on the date of exercise that is equal to the exercise price, (iii) withholding of Shares that would otherwise be issued upon such exercise having a Fair Market Value on the date of exercise equal to the aggregate exercise price for the Shares for which the Option is being exercised or (iv) a cashless (broker-assisted) exercise that complies with all applicable laws. 5. Miscellaneous. (a) No Rights of Stockholders. Neither Participant, Participant’s legal representative nor a permissible assignee of this Option shall have any of the rights and privileges of a stockholder of the Company with respect to the Shares, unless and until such Shares have been issued in the name of Participant, Participant’s legal representative or permissible assignee, as applicable. (b) No Right to Employment. Nothing herein shall be construed as giving Participant the right to continue in the employ or to provide services to the Company or any affiliate, whether as an employee or as a consultant or otherwise, or interfere with or restrict in any way the right of the Company or any affiliate to discharge the Participant, whether as an employee or consultant or otherwise, at any time, with or without cause. In addition, the Company or any affiliate may discharge the Participant free from any liability or claim under this Agreement, unless otherwise expressly provide herein. (c) Claw Back and Recovery. In the event Participant (i) engages in conduct materially adverse to the interests of the Company, including any material violations of any Company policy, (ii) engages in intentional misconduct that caused or contributed to the restatement of any financial statements of the Company, (iii) materially violates the terms of any agreement to which Participant and the Company or an affiliate is a party or (iv) engages in a criminal act, fraud, or violation of any securities laws, then notwithstanding any other provision of this Agreement to the contrary. By accepting this Award, you agree that, except as may be required by applicable law or legal process, during your employment with the Company and thereafter, you will not disclose the terms of the Plan or your Award to any person or entity other than your accountants, financial advisors, attorneys or spouse, provided that such accountants, financial advisors, attorneys and spouse agree not to disclose the terms of the Plan and your Award to any other person or entity. If you discuss the Plan and your Award in a manner not permitted above, all rights to payment hereunder will be cancelled without consideration: (i) Participant will immediately forfeit any then unexercised portion of any Option included in this grant;

(ii) Participant shall immediately return to the Company any Shares issued upon exercise of any Option included in this grant, and any Shares in this grant that are still under Participant’s control; and (iii) Participant shall promptly pay to the Company an amount equal to the fair market value of all Shares included in this grant that are no longer under Participant’s control (as measured on the exercise date of any such Option); (iv) In addition to the Company’s rights set forth above, Participant agrees that this Agreement shall be subject to recovery by the Company in accordance with and to the maximum extent required under the Sarbanes-Oxley Act of 2002 and the Dodd-Frank Wall Street Reform and Consumer Protection Act. (d) Governing Law. The validity, construction and effect of the Agreement shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of Nevada. (e) Severability. If any provision of the Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Agreement under any applicable law, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Company, materially altering the purpose or intent of the Agreement, such provision shall be stricken as to such jurisdiction or the Agreement, and the remainder of the Agreement shall remain in full force and effect. (f) No Trust or Fund Created. The Agreement shall not create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and Participant or any other person. (g) Headings. Headings are given to the Sections and subsections of the Agreement solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Agreement or any provision thereof. (h) Conditions Precedent to Issuance of Shares. Shares shall not be issued pursuant to the exercise of the Option unless such exercise and the issuance and delivery of the applicable Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, the requirements of any applicable Stock Exchange or The NASDAQ Capital Market and Title 7, Chapter 78 of the Nevada Revised Statutes. As a condition to the exercise of the purchase price relating to the Option, the Company may require that the person exercising or paying the purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law. (i) Withholding. In order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it upon the exercise of the Option and in order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, withholding, income or other taxes are withheld or collected from Participant. In accordance with the terms of the Plan, and such rules as may be adopted by the Compensation Committee of the Company under the Plan, Participant may elect to satisfy its federal and state income tax withholding obligations arising from the receipt of the Shares by (i) delivering cash, check (bank check, certified check or personal check) or money order payable to the order of the Company, (ii) having the Company withhold a portion of the Shares otherwise to be issued upon such exercise having a Fair Market Value on the date of exercise equal to the amount of the employer’s minimum statutory withholding requirements, or (iii) delivering unencumbered Shares previously acquired by Participant having a Fair Market Value on the date of exercise that is equal to the amount of such taxes. The Company will not deliver any fractional Share but will pay, in lieu thereof, the Fair Market Value of such fractional Share. Participant’s election must be made on or before the date that the amount of tax to be withheld is determined.